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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 7, 2005

FIRSTBINGO.COM
 (Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

488 Huron Street
Toronto, Ontario]
Canada M5R 2R3
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The Company announces today that with the April 25th - May 21st Competition Period and three part marketing campaign having drawn to a conclusion the Company received over 10 million playtime minutes and 41,797 visitors.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibit	Description

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of July, 2005.

FIRSTBINGO.COM

BY:	/s/ Rick Wachter
Rick Wachter
President, Principal Financial Officer and a member of the Board of Directors